                                                                    EXHIBIT 4.01

                        [NUMBER]                                                               [SHARES]
                          [CP]
                     COMMON STOCK
                                                                               THIS CERTIFICATE IS TRANSFERABLE EITHER IN
                                                                                 ATLANTA, GEORGIA OR IN NEW YORK, NEW YORK
               INCORPORATED UNDER THE LAWS
                 OF THE STATE OF GEORGIA                                           SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                            CUSIP 170388 10 2



                                                        CHOICEPOINT INC.

               THIS CERTIFIES THAT




               IS THE OWNER OF

                         FULLY PAID AND NON-ASSESSABLE SHARES WITH THE PAR VALUE OF $.10 EACH OF THE COMMON STOCK OF

               ChoicePoint Inc. transferable on the books of the Company in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed.  The Charter of the Company authorizes the issuance of preferred stock.  The shares represented hereby will be subordinate to any outstanding shares of preferred stock issued pursuant to such authority with respect to dividends and amounts payable on liquidation.  This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

               Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

               Dated:                                                                         ChoicePoint Inc.

                               /s/  Douglas C. Curling                                        /s/ Derek V. Smith
                               -----------------------------------                            -------------------------------------
                               CHIEF FINANCIAL OFFICER                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED.
      SUNTRUST BANK, ATLANTA
                             TRANSFER AGENT
                              AND REGISTRAR
BY

                              AUTHORIZED OFFICER


CHOICEPOINT INC.
  CORPORATE
   SEAL
  GEORGIA
    1997
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                               CHOICEPOINT INC.

     The Company will furnish without charge to each stockholder who so requests, the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
Any such request should be addressed to the Secretary of ChoicePoint Inc. or to the Transfer Agent named on the face of this certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM-as tenants in common                              UNIF GIFT MIN ACT-..........Custodian...........
     TEN ENT-as tenants by the entireties                                         (Cust)              (Minor)
     JT TEN- as joint tenants with right of                                     under Uniform Gifts to Minors
             survivorship and not as tenants                                    Act................
             in common                                                                 (State)
                  Additional abbreviations may also be used though not in the above list.


         For value received, ____________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
         NUMBER OF ASSIGNEE
         [                ]

         ---------------------------------------------------------------------
          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP
                              CODE, OF ASSIGNEE)

         ---------------------------------------------------------------------

         ---------------------------------------------------------------------
                                                                 shares
         -------------------------------------------------------

         of the capital stock represented by the within Certificate; and
         do hereby irrevocably constitute and appoint
                                                      Attorney
         ---------------------------------------------
         to transfer the said stock on the books of the within named Company with full power of substitution in the premises.
         Dated
              ----------------


                       X
                        -----------------------------------------------------
                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                        THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:
                        ------------------------------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.